SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 7, 2024

DRIVEITAWAY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Market Street, Suite 200/201, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(856) 577-2763

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Mac Accounting Group & CPAs, LLP (“MAC”)

On September 30, 2024, the Board of Directors of DriveItAway Holdings, Inc. (the “Registrant” or the ‘Company”) dismissed Mac Accounting Group & CPAs, LLP (MAC) as its independent registered public accounting firm.

During the period of MAC’s engagement as the Company’s independent registered public accounting firm through September 30, 2024  (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with MAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MAC, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided MAC with a copy of this Report prior to its filing with the SEC and requested MAC to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of MAC’s letter dated November 14, 2024, confirming its agreement with the disclosures in this Item 4.01  is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Victor Mokoulu, CPA, PLLC (“Mokoulu”)

On October 7, 2024, the Board of Directors appointed Victor Mokoulu, CPA PLLC (“Mokoulu”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through September 30, 2024, neither us nor anyone on our behalf consulted Mokoulu regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Mac Accounting Group & CPAs, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEITAWAY HOLDINGS, INC.

Dated: November 14, 2024	By:	/s/ John Possumato
Name: John Possumato
Title: Chief Executive Officer